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                               Janus Aspen Series

                               WORLDWIDE PORTFOLIO

                          Supplement dated May 7, 2010
                       to Currently Effective Prospectuses

Effective May 7, 2010, the following changes apply as noted.

1. The following replaces the corresponding information found under "MANAGEMENT" in the PORTFOLIO SUMMARY section of the Prospectus for Worldwide Portfolio (the "Portfolio"):

     PORTFOLIO MANAGER: BRENT A. LYNN, CFA, is Executive Vice President and Portfolio Manager of the Portfolio, which he has managed since May 2010.

2. The following replaces the corresponding information in the "INVESTMENT PERSONNEL" section of the Prospectus relating to the portfolio management of Worldwide Portfolio:

     WORLDWIDE PORTFOLIO
     BRENT A. LYNN, CFA, is Executive Vice President and Portfolio Manager of Worldwide Portfolio, which he has managed since May 2010. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. Mr. Lynn holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn holds the Chartered Financial Analyst designation.

Laurent Saltiel, the portfolio manager for Worldwide Portfolio through May 6, 2010, will remain at Janus Capital Management LLC ("Janus Capital") until May 28, 2010, to assist in transitioning the Portfolio. Effective May 7, 2010, references to Laurent Saltiel are deleted and Brent Lynn is portfolio manager of the Portfolio. Brent Lynn will serve as portfolio manager of the Portfolio on an interim basis as Janus Capital conducts a search for a replacement portfolio manager.

                PLEASE RETAIN THIS SUPPLEMENT WITH YOUR RECORDS.